UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

KLX ENERGY SERVICES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38609	36-4904146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 Post Oak Boulevard, 15th Floor

Houston, Texas 77056

(Address of Principal Executive Offices)

(832) 844-1015

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	KLXE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

INTRODUCTORY NOTE

On July 28, 2020, pursuant to the Agreement and Plan of Merger, dated as of May 3, 2020, by and among KLX Energy Services Holdings, Inc. (“KLXE” or the “Company”), Krypton Intermediate, LLC, an indirect wholly owned subsidiary of KLXE, Krypton Merger Sub, Inc., an indirect wholly owned subsidiary of KLXE (“Merger Sub”), and Quintana Energy Services Inc. (“QES”), KLXE completed the previously announced acquisition of QES, by means of a merger of Merger Sub with and into QES, with QES surviving the merger as a wholly owned subsidiary of KLXE (the “Merger”).

In addition, on July 28, 2020, KLXE filed a Current Report on Form 8-K that, among other things, included:

•

the audited consolidated balance sheets of QES and its subsidiaries as of December 31, 2019 and 2018, and the related consolidated statements of operations, of shareholders’ equity and of cash flows for each of the three years in the period ended December 31, 2019, and the notes related thereto;

•

the condensed consolidated balance sheets of QES and its subsidiaries as of March 31, 2020 (unaudited) and December 31, 2019, and the related condensed consolidated statements of operations (unaudited), of shareholders’ equity (unaudited) and of cash flows (unaudited) for the three months ended March 31, 2020 and 2019, and the notes related thereto; and

•

the unaudited pro forma condensed combined balance sheets of KLXE as of April 30, 2020, prepared to give effect to the Merger as if it had been consummated April 30, 2020, and the unaudited pro forma condensed combined statements of operations of KLXE for the year ended January 31, 2020 and the three months ended April 30, 2020, prepared to give effect to the Merger as if it had been consummated on February 1, 2019, and the notes related thereto.

Item 8.01	Other Information.

This Current Report on Form 8-K includes the following additional financial information:

•

the condensed consolidated balance sheets of QES and its subsidiaries as of June 30, 2020 (unaudited) and December 31, 2019, and the related condensed consolidated statements of operations (unaudited), of shareholders’ equity (unaudited) and of cash flows (unaudited) for the six months ended June 30, 2020 and 2019, and the notes related thereto, which are filed as Exhibit 99.1 to this Current Report on Form 8-K; and

•

the unaudited pro forma condensed combined statement of loss of KLXE for the year ended January 31, 2021, prepared to give effect to the Merger as if it had been consummated on February 1, 2020, and the notes related thereto, which are filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	The condensed consolidated balance sheets of QES and its subsidiaries as of June 30, 2020 (unaudited) and December 31, 2019, and the related condensed consolidated statements of operations (unaudited), of shareholders’ equity (unaudited) and of cash flows (unaudited) for the six months ended June 30, 2020 and 2019, and the notes related thereto.

99.2	The unaudited pro forma condensed combined statements of operations of KLXE for the year ended January 31, 2021, prepared to give effect to the Merger as if it had been consummated on February 1, 2020, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KLX ENERGY SERVICES HOLDINGS, INC.

May 14, 2021	By:	/s/ Christopher J. Baker
	Name:	Christopher J. Baker
	Title:	President and Chief Executive Officer

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